SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2004

ELI LILLY AND COMPANY

(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)		46285 (Zip Code)

Registrant’s telephone number, including area code: (317) 276-2000

No Change

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
Financial Statements & Discussion and Analysis

Item 9. Regulation FD Disclosure

Eli Lilly and Company (the “Company”) is furnishing to the Commission its 2003 audited consolidated financial statements and management’s discussion and analysis. The Company is participating in an investor conference at which the above financial information has been made available. The Company intends to file its Form 10-K for 2003 and mail to its shareholders the 2003 annual report to shareholders and proxy statement on or about March 12, 2004. The information is furnished as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)
By:	/s/ Arnold C. Hanish
	Name:	Arnold C. Hanish
	Title:	Chief Accounting Officer

Dated: March 9, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit
99	Audited Consolidated Financial Statements and Management’s Discussion and Analysis